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                                                                    EXHIBIT 23.1


             CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

         We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 28, 2000 appearing in the Annual Report on Form 10-K of Cymer, Inc. for the year ended December 31, 1999.

                                             /s/ DELOITTTE & TOUCHE, LLP


San Diego, California
October 17, 2000